EXHIBIT 99.2
ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Three Months Ended June 30,
	2006	2005
Revenue —
Gross revenue	$1,876.7	$1,783.5
Less intercompany revenue	(336.1)	(334.9)

Net Revenue	$1,540.6	$1,448.6

Revenue Mix (based on net revenue) (A) —
Collection —
Residential	$301.8	$300.2
Commercial	373.4	345.6
Roll-off	345.9	317.8
Recycling	52.9	50.8

Total Collection	1,074.0	1,014.4
Disposal —
Landfill (net of $196.6 and $201.2 of intercompany)	223.2	209.1
Transfer (net of $105.9 and $110.6 of intercompany)	111.3	109.7

Total Disposal	334.5	318.8
Recycling – Commodity	55.4	59.5
Other	76.7	55.9

Total	$1,540.6	$1,448.6

Internalization Based on Disposal Volumes	72%	72%

Landfill Volumes in Thousands of Tons	20,701	20,832

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	6.0%	1.7%
Volume change	1.8%	1.5%

Total	7.8%	3.2%

Year over Year Internal Growth (including commodity)	7.1%	3.4%

(A)	The revenue mix for 2005 reflects the reclassification of transportation revenue out of collection, disposal and recycling-commodity revenue to other revenue.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Six Months Ended June 30,
	2006	2005
Revenue —
Gross revenue	$3,624.3	$3,427.2
Less intercompany revenue	(645.0)	(637.3)

Net Revenue	$2,979.3	$2,789.9

Revenue Mix (based on net revenue) (A) —
Collection —
Residential	$597.7	$589.4
Commercial	737.6	682.2
Roll-off	662.8	601.2
Recycling	99.8	99.6

Total Collection	2,097.9	1,972.4
Disposal —
Landfill (net of $377.7 and $385.9 of intercompany)	421.6	389.3
Transfer (net of $204.1 and $208.6 of intercompany)	207.8	206.7

Total Disposal	629.4	596.0
Recycling – Commodity	105.8	116.2
Other	146.2	105.3

Total	$2,979.3	$2,789.9

Internalization Based on Disposal Volumes	72%	73%

Landfill Volumes in Thousands of Tons	39,325	39,265

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	5.9%	1.2%
Volume change	1.9%	1.6%

Total	7.8%	2.8%

Year over Year Internal Growth (including commodity)	7.1%	3.0%

(A)	The revenue mix for 2005 reflects the reclassification of transportation revenue out of collection, disposal and recycling-commodity revenue to other revenue.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages)
(unaudited)
The following tables provide the components of our operating costs and as a percentage of revenues:

	Three Months Ended June 30,
	2006		2005
Labor and related benefits	$284.5	18.5%	$279.2	19.3%
Transfer and disposal costs	132.4	8.6	131.0	9.0
Maintenance and repairs	123.9	8.0	123.5	8.5
Transportation and subcontractor costs	138.5	9.0	111.8	7.7
Costs of good sold	16.2	1.0	11.7	0.8
Fuel	82.6	5.4	59.8	4.1
Disposal and franchise fees and taxes	92.3	6.0	90.3	6.2
Landfill operating costs	38.4	2.5	37.6	2.6
Risk management	37.7	2.5	49.0	3.4
Other	45.4	2.9	48.8	3.5

Total operating expenses	$991.9	64.4%	$942.7	65.1%

	Six Months Ended June 30,
	2006		2005
Labor and related benefits	$566.9	19.0%	$549.2	19.7%
Transfer and disposal costs	248.7	8.3	243.4	8.7
Maintenance and repairs	249.2	8.4	239.3	8.6
Transportation and subcontractor costs	258.3	8.7	211.1	7.6
Costs of good sold	25.9	0.9	23.6	0.8
Fuel	147.5	4.9	106.9	3.8
Disposal and franchise fees and taxes	181.8	6.1	171.6	6.1
Landfill operating costs	76.4	2.6	75.0	2.7
Risk management	79.9	2.7	88.9	3.2
Other	100.6	3.3	108.6	3.9

Total operating expenses	$1,935.2	64.9%	$1,817.6	65.1%

The following tables provide the components of our selling, general and administrative costs and as a percentage of revenues:

	Three Months Ended June 30,
	2006		2005
Salaries	$89.7	5.8%	$78.9	5.5%
Rent and office costs	10.8	0.7	9.8	0.7
Professional fees	15.2	1.0	12.6	0.9
Provision for doubtful accounts	2.8	0.2	5.5	0.4
Other	29.9	1.9	10.2	0.6

Total selling, general and administrative expenses	$148.4	9.6%	$117.0	8.1%

	Six Months Ended June 30,
	2006		2005
Salaries	$176.6	5.9%	$161.4	5.8%
Rent and office costs	21.3	0.7	20.0	0.7
Professional fees	29.8	1.0	25.0	0.9
Provision for doubtful accounts	7.5	0.3	6.3	0.2
Other	58.6	2.0	34.2	1.3

Total selling, general and administrative expenses	$293.8	9.9%	$246.9	8.9%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
BALANCE SHEET
(amounts in millions, except per share data)
(unaudited)

	June 30,	December 31,
	2006	2005
ASSETS
Current assets —
Cash and cash equivalents	$47.6	$56.1
Accounts receivable, net of allowance of $17.8 and $17.8	728.0	690.5
Prepaid and other current assets	90.7	80.5
Deferred income taxes	128.6	93.3

Total current assets	994.9	920.4
Property and equipment, net	4,393.7	4,273.5
Goodwill	8,179.8	8,184.2
Other assets, net	242.5	247.5

Total assets	$13,810.9	$13,625.6

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities —
Current portion of long-term debt	$223.0	$238.5
Accounts payable	481.1	564.8
Current portion of accrued capping, closure, post-closure and environmental costs	89.7	95.8
Accrued interest	117.7	116.5
Other accrued liabilities	343.7	330.5
Unearned revenue	241.1	229.4

Total current liabilities	1,496.3	1,575.5
Long-term debt, less current portion	6,959.1	6,853.2
Deferred income taxes	395.1	305.5
Accrued capping, closure, post-closure and environmental costs, less current portion	809.0	796.8
Other long-term obligations	643.1	655.2
Stockholders’ equity —
Series C senior mandatory convertible preferred stock, $0.10 par value, 6.9 million shares authorized, issued and outstanding, liquidation preference of $50.00 per share, net of $11.9 million of issuance costs	—	333.1
Series D senior mandatory convertible preferred stock, $0.10 par value, 2.4 million shares authorized, issued and outstanding, liquidation preference of $250.00 per share, net of $19.2 million of issuance costs	580.8	580.8
Common stock	3.7	3.3
Additional paid-in capital	2,787.6	2,440.7
Accumulated other comprehensive loss	(70.3)	(70.3)
Retained earnings	206.5	151.8

Total stockholders’ equity	3,508.3	3,439.4

Total liabilities and stockholders’ equity	$13,810.9	$13,625.6

Days sales outstanding	41 days	43 days

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	June 30, 2006	June 30, 2005
Operating activities —
Net income	$37.6	$54.0
Discontinued operations, net of tax	—	(1.0)
Adjustments to reconcile net income to cash provided by operating activities —
Provisions for:
Depreciation and amortization	147.5	141.0
Stock-based compensation expense	3.9	1.4
Doubtful accounts	2.8	5.6
Accretion of debt and amortization of debt issuance costs	5.4	5.7
Deferred income taxes	34.1	62.9
Gain on sale of fixed assets	(1.7)	(1.0)
Write-off of deferred debt issuance costs	3.6	0.1
Non-cash reduction in acquisition and environmental accruals	(11.1)	(16.9)
Change in operating assets and liabilities, excluding the effects of purchase acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(58.3)	(67.9)
Accounts payable, accrued liabilities, unearned income and other	33.3	52.1
Capping, closure and post-closure accretion	12.4	12.6
Capping, closure, post-closure and environmental expenditures	(13.5)	(18.5)

Cash provided by operating activities	196.0	230.1

Investing activities —
Cost of acquisitions, net of cash acquired	—	(0.8)
Proceeds from divestitures, net of cash divested	1.3	3.1
Proceeds from sale of fixed assets	3.4	3.9
Capital expenditures, excluding acquisitions	(175.4)	(198.0)
Capitalized interest	(4.1)	(3.7)
Change in deferred acquisition costs, notes receivable and other	0.6	0.5

Cash used for investing activities	(174.2)	(195.0)

Financing activities —
Proceeds from long-term debt, net of issuance costs	874.2	283.4
Payments of long-term debt	(892.0)	(418.8)
Payments of preferred stock dividends	(14.7)	(13.9)
Net change in disbursement account	6.8	0.6
Net proceeds from exercise of stock options and other	7.8	0.7

Cash used for financing activities	(17.9)	(148.0)

Cash provided by discontinued operations	—	1.4

Increase (decrease) in cash and cash equivalents	3.9	(111.5)
Cash and cash equivalents, beginning of period	43.7	181.5

Cash and cash equivalents, end of period	$47.6	$70.0

ALLIED WASTE INDUSTRIES INC.
SUMMARY DATA SHEET
FREE CASH FLOWS DATA
(amounts in millions)
(unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Free Cash Flow:
Cash provided by operating activities	$196.0	$230.1	$367.8	$317.5
Add: Premium on debt repurchases	37.2	—	37.2	49.5
Change in disbursement account	6.8	0.6	(63.3)	(94.4)
Proceeds from sale of fixed assets	3.4	3.9	7.3	7.2
Less: Capital expenditures, excluding acquisitions	(175.4)	(198.0)	(371.8)	(283.5)

Free cash flow	68.0	36.6	(22.8)	(3.7)

Market development and other investing activities, net	1.9	2.8	4.3	2.7
Cash provided by discontinued operations	—	1.4	—	0.7
Capitalized interest	(4.1)	(3.7)	(8.2)	(7.1)
Debt issuance costs	(11.3)	—	(11.3)	(23.4)
Payments on preferred stock dividends	(14.7)	(13.9)	(29.4)	(19.3)
Premium on debt repurchases	(37.2)	—	(37.2)	(49.5)
Proceeds from issuance of equity, net of issuance costs	—	0.6	—	676.3
Accretion and other	6.3	(1.2)	5.7	(1.6)
Change in cash	(3.9)	111.5	8.5	(2.0)

Decrease (increase) in debt	$5.0	$134.1	$(90.4)	$573.1

Debt balance at beginning of period	$7,187.1	$7,318.0	$7,091.7	$7,757.0
Decrease (increase) in debt	5.0	134.1	(90.4)	573.1

Debt balance at end of period	$7,182.1	$7,183.9	$7,182.1	$7,183.9

EARNINGS PER SHARE COMPUTATION
(amounts in millions, except per share data)
(unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Diluted earnings per share computation:
Income from continuing operations	$37.6	$53.0	$78.8	$77.7
Less: Dividends on preferred stock	(9.4)	(14.7)	(24.1)	(22.4)

Income from continuing operations available to common shareholders	$28.2	$38.3	$54.7	$55.3

Weighted average common shares outstanding	364.1	329.1	347.2	324.2
Dilutive effect of stock, stock options and contingently issuable shares	3.2	3.1	2.7	3.4

Weighted average common and common equivalent shares outstanding	367.3	332.2	349.9	327.6

Diluted earnings per share from continuing operations	$0.08	$0.12	$0.16	$0.17